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                                                                   EXHIBIT 10.25

                                                                  EXECUTION COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

            This Amendment No. 1 to Credit Agreement, dated as of December 9, 2002 (this "Amendment"), is entered into by and between Comfort Systems USA, Inc., a Delaware corporation ("Borrower"), and General Electric Capital Corporation, as Agent ("Agent") for the Lenders (as defined in the Credit Agreement referred to below).

                                    RECITALS

      WHEREAS, Borrower and Agent are parties to that certain Credit Agreement, dated as of October 11, 2002 (the "Credit Agreement"), by and among Borrower, the other Credit Parties signatory thereto, Agent and the Lenders from time to time signatory thereto;

      WHEREAS, Borrower desires to extend the time period within which Borrower is required to enter into the Interest Rate Agreements as required pursuant to
Section 2.8 of the Credit Agreement;

      WHEREAS, Borrower, Agent and Lenders are each desirous of entering into an amendment to the Credit Agreement as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein; and

      WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;

      NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrower and Agent hereby agree as follows:

            1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

            2. Amendment. Section 2.8 of the Credit Agreement is amended by deleting the words "within sixty (60) days after the Closing Date" in their entirety and replacing them with the following:

            "On or prior to January 15, 2003,"

            3. Conditions Precedent to Effectiveness. The effectiveness of the amendment set forth in Section 2 hereof is subject to Agent's receipt of counterparts of this Amendment, duly executed by the Borrower and Agent.

            4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart
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of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

            5. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees).

            6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

            7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]


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            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                              BORROWER:

                              COMFORT SYSTEMS USA, INC.

                              By: /s/ J. Gordon Beittenmiller
                                  ---------------------------------------
                              Name:   J. Gordon Beittenmiller
                              Title:  Executive Vice President



                              AGENT:

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent for Lenders

                              By: /s/ Justin Staadecker
                                  ---------------------------------------
                                  Its Duly Authorized Signatory